UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2022

PASSUR AEROSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

New York	0-7642	11-2208938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3452 Lake Lynda Drive, Suite 190 Orlando, FL 32817
(Address of Principal Executive Offices) (Zip Code)

(203) 622-4086

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2022, Sean Doherty informed PASSUR Aerospace, Inc. (“PASSUR” or the “Company”) that he will resign from his position as Executive Vice President of Finance and Administration, effective as of March 29, 2022. Following his resignation from the Company, Mr. Doherty will remain subject to certain customary restrictive covenants, including non-competition and non-solicitation covenants, pursuant to the terms of a restrictive covenant agreement previously entered into between Mr. Doherty and the Company.

In connection with Mr. Doherty’s resignation, on March 7, 2022, the Board of Directors of PASSUR approved the appointment of Allison O’Neill as Executive Vice President of Finance and Administration of the Company, effective as of March 29, 2022.  In her role as Executive Vice President of Finance and Administration of the Company, Ms. O’Neill will receive an annual salary of $200,000 and will be eligible to receive a grant of options to purchase 100,000 shares of Common Stock of the Company under the Company’s 2019 Stock Incentive Plan, as amended, which will have a vesting period of five years and an exercise price equal to the closing price of PASSUR’s Common Stock on her first full day of employment in this role.  Ms. O’Neill will also be eligible to receive 25,000 Restricted Stock Units under the Company’s 2019 Stock Incentive Plan, as amended, which will have a vesting period of three years.

Ms. O’Neill, age 55, has served as Vice President of Talent Management of PASSUR since April 2021. In this role, she has been responsible for talent review, management, organization design and compensation management, as well as oversight of all human resource requirements and activities. From January 2019 until June 2019, Ms. O’Neill served as President of Air Transport Industry (ATI)-SITA Passenger Service System Inc., where she was accountable for the planning and direction of key activities within the division. Her responsibilities focused on business growth and market positioning, divisional profits and losses, and delivering high quality services and solutions to match the needs of ATI customers, portfolio development and management, and alignment with SITA's overall vision and strategy. Ms. O’Neill also served as Vice President of Passenger Solution Line from January 2012 until December 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSUR AEROSPACE, INC.

By:	/s/ Sean Doherty
Name:	Sean Doherty
Title:	Executive Vice President Finance and Administration

Date:  March 10, 2022